SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|      Preliminary proxy statement
|X|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            PHS Bancorp, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [      ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

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         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------
         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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





                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010


                                 March 18, 1999



To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders ("Meeting") of PHS Bancorp, Inc. ("Company") to be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 22, 1999, at 9:00 a.m.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, S.R. Snodgrass A.C., are expected to be present to respond to any questions that stockholders may have.

         At the Annual Meeting, stockholders will be requested to elect two directors of the Company and to ratify the appointment of S.R. Snodgrass A.C. as auditors for the Company's 1999 fiscal year.

         Additional information concerning these items is included in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Also enclosed for your reference is the 1998 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

         Your vote as a stockholder is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                            Sincerely,


                            /s/ James P. Wetzel, Jr.
                            ------------------------------------------
                            James P. Wetzel, Jr.
                            President

                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
                                 (724) 846-7300

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of PHS Bancorp, Inc. (the "Company"), will be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 22, 1999, at 9:00 a.m. The Meeting is for the purpose of considering and acting upon the following:

         1.       The election of two directors of the Company;
         2. The ratification of the appointment of S.R. Snodgrass A.C. as auditor for the Company for the fiscal year ending December 31, 1999; and
         3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the Meeting,

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 5, 1999, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and to sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ John M. Rowse
                                    ------------------------------------
                                    JOHN M. ROWSE
                                    SECRETARY
Beaver Falls, Pennsylvania
March 18, 1999

--------------------------------------------------------------------------------
IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15110
                                 (724) 846-7300
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1999
--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHS Bancorp, Inc. (hereinafter called the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting") which will be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 22, 1999, at 9:00 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 18, 1999. The Company is a Pennsylvania-chartered, middle tier stock holding company organized in November 1998 at the direction of Peoples Home Savings Bank (the "Bank"). PHS Bancorp, M.H.C. (the "M.H.C."), a Pennsylvania-chartered mutual holding company, owns 55% of the Company and was organized in July 1997. The Bank is the wholly-owned subsidiary of the Company. The remaining 45% of the Company's stock is owned by common stock investors. Since the Holding Company is required pursuant to regulations of the Pennsylvania Department of Banking ("Department") to own in excess of 50% of the Common Stock of the Company, the votes cast by the M.H.C. will be determinative of the outcome of all stockholder proposals.

     At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the independent auditor.

--------------------------------------------------------------------------------
                             Revocability of Proxies
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominee for director set forth below, and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting, including matters of which the Company did not receive notice until after February 22, 1999.

--------------------------------------------------------------------------------
                Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on March 5, 1999 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 2,760,000 shares of Common Stock issued and outstanding.

     As provided in the Company's Articles of Incorporation, for a period of five years from July 9, 1997 (the effective date of the mutual holding reorganization of the Bank), no person, except for the M.H.C., is permitted to beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") of the Company, and any shares of Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit pursuant to the Company's Articles of Incorporation and without regard to any shares for which a broker indicates on a proxy that it does not have discretionary authority as to such shares to vote on such matter) is necessary to constitute a quorum at the Meeting.

     As to the election of the directors (Proposal I), the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under federal law and the Company's Bylaws, directors are elected by a plurality of votes cast, without respect to either
(i) Broker Non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of auditors (Proposal II) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Persons and groups owning in excess of five percent of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The following table sets forth, as of March 5, 1999, the shares of Common Stock beneficially owned by all executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on March 5, 1999, based solely upon information supplied to the Company pursuant to the filings required pursuant to the Securities Exchange Act of 1934.

                                                             Percent of Shares
Name and Address                     Amount and Nature of     of Common Stock
of Beneficial Owner                  Beneficial Ownership      Outstanding
-------------------                  --------------------      -----------

PHS Bancorp, M.H.C.
744 Shenango Road
Beaver Falls, Pennsylvania  15010      1,518,000                   55.0%

All Executive Officers and Directors
 as a Group (11 persons)                 184,233(1)(2)             6.7%

-----------------------------
(1) Includes all shares of Common Stock held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. See "Election of Directors" for more specific information.

(2) Excludes 77,760 shares held by the Company's Employee Stock Ownership Plan ("ESOP") which, as of December 31, 1998, have not yet been allocated which the Plan Trustees (Directors Rowse, Kelly, and Klear) shall vote in accordance with their fiduciary duty as Plan Trustees. Includes 4,318 shares of common stock held by the ESOP but allocated to the individual accounts of the executive officers of the Company.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. The Company's Proxy Statement and Annual Report on Form 10-K must disclose the failure of an executive officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 and 5 on a timely basis. Based on the Company's review of such ownership reports, except for the initial reports on Form 3, none of the executive officers and/or directors of the Company failed to timely file such ownership reports on a timely basis during the fiscal year ended December 31, 1998.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company currently has seven directors serving on its Board. The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Two directors will be elected at the Annual Meeting to serve for a three-year period.

     Howard B. Lenox and James P. Wetzel, Jr. are current members of the Board, have been nominated by the Board of Directors to serve as director for a term of three years. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

Election of the nominees as directors requires the affirmative vote of a majority of the votes actually cast at the Meeting.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth for each nominee and each director continuing in office his or her name, age (as of December 31, 1998), the year he first became a director, the year in which his current term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned.

                                                                               Shares of
                                                               Current Term  Common Stock
                                                               Expires with  Beneficially       Percent
Name                              Age          Director Since    Company    Owned(1)(2)(3)      of Class
----                              ---          --------------    -------    --------------      --------
Board Nominees For Terms To Expire In 2002
Howard B. Lenox                   67                1977           1999        26,154(4)(6)         *
James P. Wetzel, Jr.              54                1986           1999        40,530(5)(7)        1.47

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                      ITS NOMINEES BE ELECTED AS DIRECTORS
Directors Continuing In Office
John C. Kelly                     68                1973           2000        31,485(4)(6)        1.14
Earl F. Klear                     75                1968           2000         8,054(4)(6)         *
Douglas K. Brooks                 68                1972           2001        21,054(4)(6)         *
John M. Rowse                     51                1976           2000         5,054(4)(6)         *
Emlyn Charles                     73                1977           2001        14,554(4)(6)         *

------------------
*    Less than 1%.
(1) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children are included.
(2)  As of the Record Date.
(3) Excludes 77,760 unallocated shares held by the ESOP at December 31, 1998 for which Directors Rowse, Kelly and Klear serve as Plan Trustees and may vote such unallocated shares within their fiduciary capacity.
(4) Includes 2,070 shares which may be purchased through the exercise of stock options within 60 days of the Record Date.
(5) Includes 8,280 shares which may be purchased through the exercise of stock options within 60 days of the Record Date.
(6) Includes 1,863 shares awarded but unvested pursuant to the 1998 Restricted Stock Plan.
(7) Includes 7,452 shares awarded but unvested pursuant to the 1998 Restricted Stock Plan and 819 shares allocated to Mr. Wetzel's account under the ESOP.

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Directors

     Douglas K. Brooks is retired as president and chief administrative officer of both John H. Brooks & Sons, Inc., Beaver Falls, Pennsylvania, a construction and excavation equipment rental company and D&T Brooks, Inc., Beaver Falls, Pennsylvania, an industrial and commercial general contracting firm.

     Emlyn Charles retired as president of P.M. Moore Company, Aliquippa, Pennsylvania, a building materials company, in July, 1993.

     John C. Kelly is the manager and 100% owner of Kelly's, Beaver Falls, Pennsylvania, a hardware, paint and gasoline retailer.

     Earl F. Klear retired as Executive Vice President of the Company in 1985.

     Howard B. Lenox is the retired manager and a former partner of ComputerLand of Beaver, Pennsylvania, a computer products retailer.

     John M. Rowse has been a pharmacist at the Medical Center, Beaver, Pennsylvania, since June 1992. Prior to the Medical Center, Mr. Rowse was a pharmacist at the Beaver Valley Geriatric Center, Beaver, Pennsylvania.

     James P. Wetzel, Jr., has been President and Chief Executive Officer of the Company since 1986. He served as Vice President - Operations prior to being appointed to his current position. Mr. Wetzel has been employed by the Company since 1977.

         Executive Officers who are not Directors

     Richard E. Canonge has been employed by the Company since 1987 and as Vice President- Finance, Treasurer and Chief Financial Officer of the Company since January 1990. Prior to his current positions, Mr. Canonge, a certified public accountant, was employed with S.R. Snodgrass, A.C., Wexford, Pennsylvania. S.R. Snodgrass, A.C. are the independent auditors for the Company.

     David E. Ault has been Vice President-Community Banking Officer in charge of community banking and Assistant Secretary of the Company since September, 1996. Mr. Ault has been a vice president of the Company since December 1985.

     Joseph R. Pollock, III has been Vice President-Lending since September 1, 1997. Prior to September 1997 Mr. Pollock was the Company's Consumer Loan Officer.

     Paul W. Jewell has been Vice President-Human Resources and Business Development in charge of personnel and savings since 1986. He has been employed with the Bank in various capacities since 1976.

Stockholders Nominations

     Pursuant to Article 7.F of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

     Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

--------------------------------------------------------------------------------
               Meetings and Committees of the Board of Directors
--------------------------------------------------------------------------------

     The business of the Bank's Board of Directors is conducted through weekly meetings and activities of the Board of Directors and its committees. During the year ended December 31, 1998, the Board of Directors of the Bank held 52 regular meetings and no special meetings. The Board of Directors of the Company met once in 1998. During the year ended December 31, 1998, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served.

     The Nominating Committee of the Company consists of Directors Klear, Wetzel, Lenox and Kelly. The committee presents its recommendations of nominees for Directors to the full Board for nomination. The Committee met once during the year ended December 31, 1998.

     The Audit Committee of the Company consists of Directors Charles, Lenox, Kelly and Brooks. In addition, the Audit Committee meets with the Company's independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met five times during the year ended December 31, 1998.

     The Salary Committee of the Company consists of Directors Brooks, Charles, Kelly and Lenox. The Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company. The Committee met twice during the year ended December 31, 1998.

--------------------------------------------------------------------------------
                           Compensation of Directors
--------------------------------------------------------------------------------

     General. Non-employee members of Board of Directors of the Bank were paid an annual retainer of $16,050 during 1998 and are permitted ten paid excused absences. The Board of the Bank meets once a week. Members of the Board's committees receive $100 per meeting attended. Directors do not currently receive compensation for their service on the Board of the Company. Bank paid a total of $100,800 in directors' fees for the fiscal year ended December 31, 1998.

     Trustees Retirement Plan. The Company sponsors a Trustees Retirement Plan ("TRP") to provide retirement benefits to directors (formerly trustees in mutual form) of the Company who are not officers or employees ("Outside Trustees"). Any director who has served as an Outside Trustee is a participant in the TRP and payments under the TRP commence once the Outside Trustee ceases being a director of the Company. The TRP provides a retirement benefit based on the number of years of service to the Company. Outside Trustees receive 70% of the final average Board compensation (as defined in the TRP) for a period of 120 months following retirement (after not less than 15 years of Board service) or upon a termination of service following a change in control of the Company. The TRP became effective January 1, 1995.

     Stock Awards. On October 22, 1998, the stockholders of the Company approved the Peoples Home Savings Bank 1998 Stock Option Plan (the "1998 Option Plan") and the Peoples Home Savings Bank 1998 Restricted Stock Plan (the "Restricted Stock Plan"). Directors Brooks, Charles, Kelly, Klear, Lenox and Rowse each received options (as of the date of the stockholder approval) to purchase 6,210 shares of Common Stock under the 1998 Option Plan and 2,484 shares of restricted stock under the Restricted Stock Plan. The options granted to these directors are exercisable at a rate of one-third annually commencing on the date of grant. Restricted stock granted to the above named directors vest at a rate of 25% annually commencing on the date of grant.

--------------------------------------------------------------------------------
                             Executive Compensation
--------------------------------------------------------------------------------

     General. The following table sets forth the cash and non-cash compensation awarded or earned by the Chief Executive Officer of the Company. Except as set forth below, no executive officer of the Company had salaries and bonuses during the year ended December 31, 1998 which exceeded $100,000 for services rendered in all capacities to the Company.

                                                                                    Long Term
                                         Annual Compensation                    Compensation Awards
                               ---------------------------------------  -----------------------------------
                                                          Other Annual                         Securities       All Other
                       Fiscal                             Compensation  Restricted Stock       Underlying     Compensations
Name and Principal      Year   Salary($)     Bonus($)        ($)(1)       Award(s) ($)      Options/SARs(#)       ($)(2)
------------------      ----   ---------     --------        ------       ------------      ---------------      -------
Position
--------

James P. Wetzel, Jr.    1998      $154,685           --        --          139,725(3)          24,840(4)         $56,640
President and Chief     1997      $140,594      $15,000        --               --                 --            $29,490
  Executive Officer     1996      $113,905      $16,000        --               --                 --            $17,908


-------------------------
(1) Does not include amounts attributable to miscellaneous benefits received by the Chief Executive Officer, including an automobile allowance. In the opinion of management of the Company, the costs of the Company of providing such benefits to any individual executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual.
(2) Represents $5,672 and $3,328 employer contributions to the Company's 401(k) Profit Sharing Plan and $34,400 and $12,100 Supplemental Retirement Plan Contributions during 1998 and 1997, respectively. Also represents $11,658 contributed to Mr. Wetzel's account pursuant to the ESOP in 1998 (819 shares at $14.125 per share - based on the closing price of the Common Stock on December 31, 1998).
(3) Represents awards of 9,936 shares of Common Stock under the RSP based upon the value of such stock of $14.065 per share as of the date of such award. As of December 31, 1998, value of restricted stock (7,452 shares) was $14.125 per share or $105,200 in the aggregate. Such stock awards become non-forfeitable at the rate of 2,484 shares per year commencing on December 15, 1998. Dividends are paid for all shares awarded.
(4) Represents award of options exercisable at the rate of 33% per year commencing on October 22, 1998. The exercise price equals the market value of common stock on the date of grant of $11.8125.

     Employment Agreement. The Bank entered into an employment agreement with James P. Wetzel, Jr., its President and Chief Executive Officer. The employment agreement is for a term of three years with a base salary of $150,000. The agreement provides that it may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Wetzel without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement also contains a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank, Mr. Wetzel will be paid in a lump sum generally equal to 2.99 times his prior five year average compensation. The aggregate payments that would be made would be an expense to the Bank, thereby reducing net income and the Company's capital by the after tax effect of such payments. The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. Assuming a change in control on December 31, 1998, the total cost under the agreement to Mr. Wetzel would be $448,500.

     Supplemental Executive Retirement Plan. Effective January 1, 1995, the Bank adopted an unfunded supplemental retirement plan ("SERP") for the benefit of Mr. Wetzel, President. The purpose of the SERP is to attract and retain executives by providing additional retirement benefits to supplement the other retirement benefits provided to all employees. The targeted level of retirement benefits under the SERP are calculated as 2.25% of the final average compensation (as defined in the SERP) times years of service, reduced by payments under the Company's defined benefit pension plan. Benefits payable prior to age 65 are reduced by 2.5% for each year of payment prior to age 65. The SERP provides that the Company will pay the benefits under the SERP for a period of 120 months. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Company will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining a minimum number of years of credited service. For the fiscal years ended December 31, 1998 and 1997, pension costs associated with the SERP totaled approximately $34,400 and $12,100, respectively.

Additional Benefits

     Pension Plan. The Company sponsors a defined benefit pension plan (the "Pension Plan"). All full-time employees and part-time employees of the Company who work 1,000 hours a year are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with ERISA.

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 1.5% of the participant's Average Monthly Compensation, as defined, multiplied by the participant's total number of Pension Plan years of service. A participant who is vested in the Pension Plan may elect an early retirement at age 55 provided he has at least 10 years of service, and may elect to receive a reduced monthly benefit. The Pension Plan also provides for payments in the event of disability or death. At December 31, 1998, Mr. Wetzel had 21 years of credited service under the Pension Plan. Total Company pension expense for 1998, 1997 and 1996 amounted to approximately $183,000, $100,000 and $100,000.

     Benefits are payable in the form of various annuity alternatives, including a joint and survivor option, or in a lump-sum amount. The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits shown are payable as a Life Annuity commencing at age 65. Benefits under the Pension Plan are not subject to offset for Social Security benefits.


                                Years of Benefit Service
                ----------------------------------------------------
                    15        20         25         30         35
                   ----      ----       ----       ----       ---
$ 20,000.....   $ 4,500    $ 6,000     $ 7,500    $ 9,000    $10,500
  40,000.....     9,000     12,000      15,000     18,000     21,000
  60,000.....    13,500     18,000      22,500     27,000     31,500
  80,000.....    18,000     24,000      30,000     36,000     42,000
 100,000.....    22,500     30,000      37,500     45,000     52,500
 125,000.....    28,125     37,500      46,875     56,250     65,625
 150,000.....    33,750     45,000      56,250     67,500     78,750
 160,000.....    36,000     48,000      60,000     72,000     84,000

     Employee Stock Ownership Plan. The Company has established an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees, to be implemented upon the completion of the Reorganization. Participating employees are employees who have completed one year of service with the Company or its subsidiaries and attained age 21.

     The ESOP is to be funded by contributions made by the Company in cash or in Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP has received a line of credit from an unrelated third party lender, in an amount sufficient to purchase up to 8% of the Common Stock issued in the Stock Offering (i.e., 96,890 shares based on the sale of 1,242,000 shares). As of December 31, 1998, the ESOP had purchased 96,000 shares of Common Stock in the open market. The ESOP debt is secured by the shares purchased and earnings of ESOP assets. The Company anticipates contributing approximately $225,000 annually to the ESOP to meet principal obligations and such other amounts to pay accrued interest under the ESOP loan, as proposed. The loan is expected to be fully repaid in approximately 9 years.

     Stock Compensation Programs. The following tables set forth information concerning options granted to the named executive.


                             OPTION/SAR GRANTS TABLE

                      Option/SAR Grants in Last Fiscal Year
        ----------------------------------------------------------------------------------
                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                             Annual Rates of Stock
                                                                                             Price Appreciation for
                                     Individual Grants                                            Option Term
       -----------------------------------------------------------------------------------   ----------------------
                         Number of         % of Total
                         Securities       Option/SARs
                         Underlying        Granted to      Exercise or
                        Option/SARs       Employees in      Base Price       Expiration
        Name             Granted (#)      Fiscal Year         ($/Sh)            Date           5% ($)        10% ($)
       ------           ------------     -------------       --------          ------         --------      --------
James P. Wetzel, Jr.       24,840             29%            11.8125      October 22, 2008    $184,532      $467,640

================================================================================


                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                         Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                                                                             Number of Securities
                                                                            Underlying Unexercised       Value of Unexercised In-
                                                                                 Option/SARs              The-Money Option/SARs
                         Shares Acquired                                         at FY-End (#)                at FY-End (2)($)
        Name               on Exercise          Value Realized ($)(1)     Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------      -------------        ----------------------     -------------------------     -------------------------
James P. Wetzel, Jr.           --                       --                    8,280 / 16,560             $19,148 / $38,295

---------------------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities. Based upon the closing price of the Common Stock as of December 31, 1998 of $14.125 per share.

Compensation Committee Interlocks and Insider Participation

     The Compensation (Salary) Committee of the Company during the year ended December 31, 1998 consisted of Directors Brooks, Charles, Kelly and Lenox.

Report of the Compensation Committee on Executive Compensation

     The Company Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company's market area, including institutions with total assets of between $100 million and $300 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions.

     During the year ended December 31, 1998, James P. Wetzel, President received an increase in his base salary from $140,594 to $154,685 due to his increasing duties as a president of a publicly owned company as well as the continued growth of the Bank. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the Commonwealth of Pennsylvania and surrounding Northeastern states with assets of between $100 million and $300 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.


         Compensation Committee:

          Douglas K. Brooks                           John C. Kelly
          Emlyn Charles                               Howard B. Lenox

Performance Graph

     Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Company index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of the close of July 10, 1997 (the closing date of initial trading date after the issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were July 10, 1997 and the Company's fiscal year ending of December 31, 1997 and 1998. In connection with the stock holding company reorganization, on November 10, 1998, the Company's common stock replaced the Bank's common stock on the Nasdaq National Market. Prior to July 10, 1997, the Bank was in mutual form and therefore had no shares of common stock outstanding.

     There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

[GRAPHIC OMITTED]

                            7/10/97    12/31/97    3/31/98     6/30/98    9/30/98  12/31/98
PHS Bancorp, Inc. (MHC)     $100.00    $134.82      141.54      132.06     108.21   102.52
NASDAQ - Total US           $100.00    $106.10      124.15      127.74     115.65   149.15
MHC Thrifts                 $100.00    $168.90      180.09      162.04     113.69   115.95
-------------------------  --------   --------    --------    --------  ---------  --------

Transactions with Management and Others

     No directors, executive officers or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 during the year ended December 31, 1998. Furthermore, the Company had no "interlocking" relationships existing on or after January 1, 1998 in which (i) any executive officer is a member of the Board of Directors or of another entity, one of whose executive officers are a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

     The Company has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     At the Meeting, stockholders will consider and vote upon the appointment of independent auditors for the Company's fiscal year to end December 31, 1999. S.R. Snodgrass A.C. was the Company's independent certified public accountant for the fiscal year ended December 31, 1998. The Board of Directors has approved to renew the Company's arrangements with S.R. Snodgrass A.C. to be its auditors for the fiscal year ending December 31, 1999, subject to ratification by the Company's stockholders. A representative of S.R. Snodgrass A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement, if so desired.

     The appointment of the Company's auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the approval of the appointment of S.R. Snodgrass A.C. as the Company's auditors.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement, However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

     The Company's 1998 Annual Report to Stockholders, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on March 5, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE FORM 10-K AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PHS BANCORP, INC., 744 SHENANGO ROAD, BEAVER FALLS, PENNSYLVANIA 15010.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 744 Shenango Road, Beaver Falls, Pennsylvania 15010, no later than November 18, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ John M. Rowse
                                 -------------------------------------
                                 JOHN M. ROWSE
                                 SECRETARY

Beaver Falls, Pennsylvania
March 18, 1999

                                PHS BANCORP, INC.
                    744 SHENANGO ROAD, BEAVER FALLS, PA 15010
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1999
--------------------------------------------------------------------------------

     The undersigned hereby appoints the official proxy committee of the Board of Directors of the Company with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 22, 1999, at 9:00 a.m. and at any and all adjournments thereof, as follows:



                                                     FOR    WITHHOLD   EXCEPT

1.       The election as director of the             |_|       |_|      |_|
         nominees listed below for the terms
         listed (except as marked to the contrary below).

                                       Term to Expire
                                       --------------

         Howard B. Lenox                   2002

         James P. Wetzel, Jr.              2002

          INSTRUCTIONS: To withhold your vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

              ---------------------------------------------------

                                                   FOR     AGAINST     ABSTAIN

2.       The ratification of the appointment of     |_|       |_|         |_|
         S.R. Snodgrass A.C. as auditor for the
         Company for the fiscal year ending
         December 31, 1999.

     The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1999 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated March 18, 1999, and an Annual Report to Stockholders.


Dated:                            , 1999    |_|   Please check here if you plan
      ----------------------------                to attend the Meeting.


----------------------------------        --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


----------------------------------        --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------